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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                             China BAK Battery, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       000-49712               86-0442833
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

              BAK Indistrial Park, No. 1 BAK Street                518119
                Kuichong Town, Longgang District                 (Zip Code)
               Shenzhen, Peoples Republic of China
            (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (86-75) 8977-0093

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition
Item 7.01.  Regulation FD Disclosure

         On August 16, 2005, China BAK Battery, Inc. announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Items 2.02 and 7.01.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

                  99.1 Press Release issued by China BAK Battery, Inc. on August 15, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      CHINA BAK BATTERY, INC.


         Date:  August 16, 2005                       By: /s/  Yongbin Han
                                                         -----------------------
                                                         Yongbin Han
                                                         Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.       Description
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99.1              Press Release issued by Chain BAK Battery,  Inc. on August 15,
                  2005.